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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 8, 2006


             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-SL2
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                                (Issuing Entity)
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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              (Exact Name of Depositor as Specified in its Charter)
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                      MERRILL LYNCH MORTGAGE LENDING, INC.
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               (Exact Name of Sponsor as Specified in its Charter)
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)
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               Delaware           333-130545        13-3416059
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             (State or other     (Commission       (IRS Employer
             jurisdiction of     File Number)    Identification No.)
             incorporation)

                 250 Vesey Street                      10080
       4 World Financial Center 28th Floor
                 New York, New York
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    (Address of principal executive offices)          Zip Code


           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events
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            Filing of Legality Opinion
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     Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of
Dechert LLP with respect to the legality of the Merrill Lynch Mortgage Investors Trust, Series 2006-SL2 Mortgage Loan Asset-Backed Securities.


ITEM 9.01.  Financial Statements and Exhibits.
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         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Not applicable:

         (d)   Exhibits:

            5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

            8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

            23.1  Consent of Dechert LLP (included in Exhibit 5.1).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                       By:    /s/ Tom Saywell
                                              -------------------------------
                                       Name:  Tom Saywell
                                       Title: Vice President

Date:  August 9, 2006

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                                INDEX TO EXHIBITS


Exhibit No.                 Description
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5.1                         Opinion of Dechert LLP as to legality (including
                            consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1                        Consent of Dechert LLP (included in Exhibit 5.1)